SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          ----------------------------


                  Date of Report
                  (Date of earliest
                  event reported):        February 25, 2000


                       Wisconsin Power and Light Company
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       0-337                         39-0714890
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


              222 West Washington Avenue, Madison, Wisconsin 53703
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                          ----------------------------
                         (Registrant's telephone number)



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Item 5.   Other Events.

          For the fiscal year ended December 31, 1999, Wisconsin Power and Light Company had operating revenues of $752.5 million; net income before interest expense of $111.8 million; earnings available for common stock of $67.5 million; and a ratio of earnings to fixed charges (unaudited) of 3.66.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WISCONSIN POWER AND LIGHT COMPANY



Date:  February 25, 2000            By: /s/ Daniel A. Doyle
                                        ----------------------------------------
                                        Daniel A. Doyle
                                        Vice President, Chief Accounting and
                                        Financial Planning Officer